UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2014

INTERMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29801	94-3296648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3280 Bayshore Boulevard

Brisbane, CA 94005

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 466-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On May 18, 2014, InterMune, Inc. (the “Company”) announced at an investor presentation that the Company currently anticipates resubmission of its New Drug Application for pirfenidone to the United States Food and Drug Administration (“FDA”) in the coming weeks. As a Class 2 resubmission, the Company anticipates that FDA review will take six months. If FDA’s review is completed within the expected six months, InterMune projects that it could initiate commercial launch of pirfenidone in the first quarter of 2015. Such launch likely would occur later in the event the FDA review period extends beyond six months.

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

To the extent that statements contained herein are not descriptions of historical facts regarding InterMune, Inc., they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including InterMune’s expectations regarding resubmission of its NDA for pirfenidone, FDA review of such NDA, and the timing for commercial launch of pirfenidone in the United States. Such forward-looking statements involve substantial risks and uncertainties that could cause InterMune’s clinical development programs, future results, performance, or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, but are not limited to, those discussed in detail under the heading “Risk Factors” in InterMune’s most recent annual report on Form 10-K filed with the SEC on February 21, 2014 (the “Form 10-K”), most recent quarterly report on Form 10-Q filed with the SEC on May 2, 2014 (the “Form 10-Q”) and other reports filed with the SEC, including but not limited to: (i) risks related to unexpected regulatory actions or delays, in particular in connection with InterMune’s planned resubmission of a Class 2 NDA with the FDA seeking approval of pirfenidone or other government regulation generally; and (ii) risks related to InterMune’s ability to successfully launch and commercialize pirfenidone in the United States, if approved by the FDA. InterMune undertakes no obligation to update or revise any forward-looking statements. The risks and other factors discussed above should be considered only in connection with the fully discussed risks and other factors discussed in detail in the Form 10-K, Form 10-Q and InterMune’s other reports filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2014	INTERMUNE, INC.

	By:	/s/ John C. Hodgman
John C. Hodgman

Executive Vice President of Finance Administration and Chief Financial Officer